UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 17, 2010

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

0-13063

(Commission File Number)

Delaware	81-0422894
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

750 Lexington Avenue, 25th Floor, New York, New York 10022

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (212) 754-2233

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On June 17, 2010, Scientific Games Corporation (the “Company”) and its wholly owned subsidiary, Scientific Games International, Inc. (“SGI”), entered into a First Incremental Amendment (the “Amendment”) among SGI, as borrower, the Company, as guarantor, the other subsidiaries of the Company party thereto, as subsidiary guarantors, the incremental term lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, which amended the credit agreement, dated as of June 9, 2008, as amended and restated as of February 12, 2010 (the “Credit Agreement”), among SGI, as borrower, the Company, as guarantor, the several lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

Pursuant to the Amendment, the incremental term lenders party to the Amendment provided an aggregate of $78.0 million of senior secured term loans to SGI under a new incremental term loan facility pursuant to the Credit Agreement.

The incremental term loan facility is, in all material respects, subject to the same terms and conditions as SGI’s existing term loan facility under the Credit Agreement.  A description of the existing term loan facility under the Credit Agreement is included in Note 6 to the Company’s consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2010, which is incorporated herein by reference.

The net proceeds from the incremental term loans will be used for general corporate and other working capital purposes, which may include the payment of a portion of the upfront fees associated with the recent award of a new Italian instant ticket lottery concession and/or the repayment or repurchase of outstanding indebtedness.

The foregoing does not constitute a complete summary of the terms of the Amendment, which is attached hereto as Exhibit 10.1.  The description of the terms of the Amendment is qualified in its entirety by reference to such exhibit and to the Credit Agreement, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 19, 2010.

Section 2 – Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1

First Incremental Amendment, dated as of June 17, 2010, among SGI, the Company, the subsidiary guarantors party thereto, the incremental term lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

By:	/s/ Jeffrey S. Lipkin
Name:	Jeffrey S. Lipkin
Title:	Senior Vice President and Chief Financial Officer

Date:  June 23, 2010

Exhibit Index

Exhibit No.	Description

10.1

First Incremental Amendment, dated as of June 17, 2010, among SGI, the Company, the subsidiary guarantors party thereto, the incremental term lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.